Exhibit 99.1

SEVENTH ADDENDUM TO SIXTH AMENDED AND RESTATED SERVICE AGREEMENT

This Seventh Addendum to that certain Sixth Amended and Restated Service Agreement (the “Addendum”) effective as of the 1st day of June, 2026 (the “Effective Date”), is entered into by and between Comenity Bank (“Bank”), a Delaware state bank, with its principal place of business at One Righter Parkway, Suite 100, Wilmington, Delaware 19803 and Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3095 Loyalty Circle, Columbus, OH 43219.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Sixth Amended and Restated Service Agreement as of January 1, 2025 (the “Agreement”) to outsource certain services to Servicer; and

WHEREAS, Bank and Servicer desire to modify certain Services and Performance Standards set forth in Appendix A and Appendix B to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1.Services. Bank and Servicer agree to amend the Services set forth in Appendix A to the Agreement, such that a certain Service is hereby amended as set forth in further detail in Exhibit A hereto.

1.Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix B to the Agreement, such that certain Performance Standards are hereby amended or deleted as set forth in further detail in Exhibit B hereto.

1.Miscellaneous. Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement. Other than as set forth above and in Exhibit A and Exhibit B hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

Seventh Addendum to
Sixth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

COMENITY BANK

By: /s/ Baron Schlachter
Name: Baron Schlachter
Title:     President, Comenity Bank

COMENITY SERVICING LLC

By: /s/ Tammy McConnaughey
Name: Tammy McConnaughey
Title:     President

Seventh Addendum to
Sixth Amended and Restated Service Agreement
Comenity Servicing LLC / Comenity Bank

EXHIBIT A

1.Amendments. Set forth below are revisions to an existing Service, all of which shall be incorporated into Appendix A to the Agreement.

SECTION I: SERVICES APPLICABLE TO ALL COMENITY BANK PRODUCTS

Service Category	Service Description	Amended/ Added
Issues Management
•Assignment of issue ownership, risk pillar, and issue reviewer.
•Validation of completeness and accuracy of issue description.
•Verification of root cause accuracy.
•Establishment of remediation plans and ownership.
•Identify applicable risk(s) and control(s) to assign to issue.
•Responsible for remediation and issue validation by the issue owner.
•Participate in various Committees and Management forums to provide updates on issue containment, remediation and closure.
•Escalate remediation roadblocks and service standard non-adherence to Bank management, as needed.

Amended
Seventh Addendum to
Sixth Amended and Restated Service Agreement
Comenity Servicing LLC/Comenity Bank
A-1

EXHIBIT B
1.Amendments. Set forth below are revisions to existing Performance Standards, all of which shall be incorporated into Appendix B to the Agreement.

SECTION I: PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS

Service Category	Performance Standard	Measuring Period	Amended/ Added
Issues Management	Close 90% of issues within 250 days.	M	Amended
	Complete 90% of Level 3 Consumer Containment/Remediation within 210 days.	M	Amended

1.Deletions. Set forth below are Performance Standards which shall be deleted from Appendix B to the Agreement.

SECTION I: PERFORMANCE STANDARDS APPLICABLE TO ALL COMENITY BANK PRODUCTS

Service Category	Performance Standard	Measuring Period	Deleted
Issues Management	Contain 90% of non-technical issues impacting customers OR four or less non-technical issues if 90% is not achieved within timelines established in the Issues Management Procedure.	M	Deleted
	Contain 90% of technology or system dependent issues impacting customers OR four or less technology or system dependent issues if the 90% is not achieved within timelines established in the Issues Management Procedure.	M	Deleted
Seventh Addendum to
Sixth Amended and Restated Service Agreement
Comenity Servicing LLC/Comenity Bank
B-1